Exhibit 4.1 TEXT OF COMMON STOCK CERTIFICATE

NUMBER	SHARES
|CG |	|____|
CAPITAL GOLD CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

COMMON STOCK

CUSIP No. 14018Y 10 6 See reverse for certain definitions

THIS CERTIFIES that  ______________________________________________________________

is the owner of ____________________________________________________________________

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF

CAPITAL GOLD CORPORATION

(hereinafter called the “Corporation”) transferable on the books of the Corporation b the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

                Witness the seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:

[CORPORATE SEAL]
———————————————		———————————————
Secretary		President

Countersigned and Registered: AMERICAN STOCK TRANSFER & TRUST COMPANY (NEW YORK, N.Y.) Transfer Agent and Registrar

By	___________________________
Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	UNIF GIFT MIN ACT Custodian
TEN ENT	as tenants by the entireties	(Cust) (Minor)
JT TEN	as joint tenants with right	under Uniform Gifts to Minor
	of survivorship and not as	Act____________________
	tenants in common	State

Additional abbreviations may also be used though not in the above list.

 For value received, _____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
      OF ASSIGNEE
|                            |

_____________________________________________________________________________________
                    (Please print or typewrite name and address including postal zip code of assignee)

_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________ Shares of the Capital Stock represented by the within certificate, and do hereby irrevocably constitute and appoint _________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X ________________________________
X ________________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER